UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 28, 2020

STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52711
(Commission File No.)

1875 N. Lakewood Dr., Suite 200
Coeur d’Alene, ID 83814
(Address of principal executive offices and Zip Code)

(208) 644-5066
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On September 22, 2020 Star Gold Corp. (“Star Gold” or the “Company”) completed the acquisition, from Great Basin Resources, Inc. (“Great Basin”), of one hundred twenty (120) unpatented mining claims (the “Claims”) The acquisition was completed by virtue of Great Basin executing a quit claim deed transferring title to the Claims following a lump sum thirty thousand dollar ($30,000) consulting payment to Great Basin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28th day of September, 2020.

STAR GOLD CORP.

BY:	/s/ Kelly J. Stopher
Kelly J. Stopher, CFO